Exhibit 10.6

EXECUTION VERSION

AMENDMENT NO. 1 dated as of August 18, 2016 (this “Amendment”) to the CREDIT AGREEMENT, dated as of January 2, 2014 (the “Credit Agreement”), among GROSVENOR CAPITAL MANAGEMENT HOLDINGS, LLLP, an Illinois limited liability limited partnership (the “Borrower”), GROSVENOR HOLDINGS L.L.C., an Illinois limited liability company, GROSVENOR HOLDINGS II, L.L.C., a Delaware limited liability company, GCMH GP, L.L.C., a Delaware limited liability company, GCM, L.L.C., a Delaware limited liability company, the LENDERS party thereto, GOLDMAN SACHS BANK USA (“Goldman Sachs”), as Administrative Agent, Collateral Agent and Swingline Lender, BMO HARRIS BANK N.A., as a Letter of Credit Issuer, and BANK OF MONTREAL, CHICAGO BRANCH, as a Letter of Credit Issuer.

The Borrower has requested (a) the extension of the Initial Term Loan Maturity Date from January 2, 2021, to August 18, 2023, or, if such date is not a Business Day, the first Business Day thereafter, (b) the extension of the Revolving Credit Maturity Date from January 2, 2019, to August 18, 2021, or, if such date is not a Business Day, the first Business Day thereafter, (c) the establishment of Incremental Term Loans denominated in U.S. Dollars, which will mature on August 18, 2023, or, if such date is not a Business Day, the first Business Day thereafter, and the proceeds of which will be used to prepay all or a portion of Initial Term Loans that do not become Extended 2023 Term Loans (as defined below) in accordance herewith (the “New 2023 Term Loans”), and (d) in connection therewith, the other amendments reflected in this Amendment.

Each Initial Term Lender whose name is set forth on Schedule 1(a) hereto (such Initial Term Lenders being collectively referred to as the “Extending 2023 Term Lenders”) has (a) agreed to extend the final scheduled maturity date that would otherwise apply to the principal amount of the Initial Term Loans of such Initial Term Lender set forth on Schedule 1(a) hereto opposite the name of such Initial Term Lender (such Initial Term Loans being collectively referred to as the “Extended 2023 Term Loans”), in each case, on the terms and subject to the conditions provided for herein and (b) authorized the Administrative Agent to execute and deliver this Amendment on behalf of such Initial Term Lender.

Certain Initial Term Lenders that are not able to convert their Initial Term Loans into Extended 2023 Term Loans on a non-cash basis as described in Section 1 hereof and yet wish to hold 2023 Term Loans (as defined below) in place of all or a portion of their Initial Term Loans (such Initial Term Lenders being referred to as the “Assigning Term Lenders”) have agreed, pursuant to the Master Assignment and Acceptance dated as of the date hereof, among Goldman Sachs, as the assignee, and the Administrative Agent (on behalf of itself and the assignors) (the “Master Assignment and Acceptance”), to sell and assign to Goldman Sachs, and Goldman Sachs has agreed to purchase and assume from each Assigning Term Lender, the principal amount of the Initial Term Loans of each Assigning Term Lender set forth in the Master Assignment and Acceptance (collectively, the “Assigned Initial Term Loans”), such assignment and assumption to become effective on the Amendment No. 1 Effective Date (as defined below), but immediately prior to the effectiveness of this Amendment. The Assigned Initial Term Loans will be converted into Extended 2023 Term Loans on the terms and subject to the conditions provided for herein, and shall promptly after the Amendment No. 1 Effective Date be sold and assigned by Goldman Sachs to each Assigning Term Lender (or a specified Affiliate thereof) pursuant to procedures separately agreed between Goldman Sachs and such Assigning Term Lender. For all purposes hereof, (a) Schedule 1(a) hereto shall be deemed to set forth the name of Goldman Sachs and, opposite its name, the aggregate principal amount of the Assigned Initial Term Loans and (b) Goldman Sachs will be deemed to constitute an Extending 2023 Term Lender solely with respect to the Assigned Initial Term Loans.

Each Person whose name is set forth on Schedule 1(b) hereto (such Persons being collectively referred to as the “New 2023 Term Lenders”) has agreed to make a New 2023 Term Loan on the Amendment No. 1 Effective Date (as defined below) in a principal amount not to exceed the amount set forth on Schedule 1(b) opposite the name of such Person (such commitment being, with respect to each New 2023 Term Lender, its “2023 Term Loan Commitment”), in each case, on the terms and subject to the conditions provided for herein. The New 2023 Term Loans and the Extended 2023 Term Loans are collectively referred to as the “2023 Term Loans”. The New 2023 Term Lenders and the Extending 2023 Term Lenders are collectively referred to as the “2023 Term Lenders”.

Each Revolving Credit Lender has agreed to extend the Revolving Credit Maturity Date as set forth herein, on the terms and subject to the conditions provided for herein.

This Amendment constitutes (a) an Incremental Agreement pursuant to Section 2.14(f) of the Credit Agreement, (b) an Extension Agreement pursuant to Section 2.15(c) of the Credit Agreement and (c) a written amendment, supplement or modification executed by the Credit Parties, Holdings, Parent GPs, GP Entities, the Administrative Agent and the Revolving Credit Lenders pursuant Section 13.1 of the Credit Agreement.

Goldman Sachs has been designated by the Borrower to act, and has agreed to act, as the sole lead arranger and sole bookrunner (in such capacities, the “Arranger”) for this Amendment and the transactions contemplated hereby.

In accordance with Sections 2.14(f), 2.15(c) and 13.1 of the Credit Agreement, the Administrative Agent, the Extending 2023 Term Lenders, the New 2023 Term Lenders, the Revolving Credit Lenders, the Swingline Lender, the Letter of Credit Issuers, the Credit Parties, Holdings, Parent GPs and GP Entities have each agreed, subject to the terms and conditions stated below, to the transactions described herein.

Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”). The rules of interpretation set forth in Section 1.2 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. 2023 Term Loans.

(a) Extended 2023 Term Loans. (i) The Borrower and each Extending 2023 Term Lender agree that, on the Amendment No. 1 Effective Date, the Initial Term Loans of such Extending 2023 Term Lender in an aggregate principal amount set forth (or, as expressly provided above, deemed to be set forth) opposite such Extending 2023 Term Lender’s name on Schedule 1(a) hereto shall convert into Extended 2023 Term Loans of such Extending 2023 Term Lender of a new Class that shall be designated as Extended 2023 Term Loans (and, upon such conversion, shall cease to be Initial Term Loans), and shall continue to be in effect and outstanding under the Amended Credit Agreement on the terms and conditions set forth therein. The Initial Term Loans of each Extending 2023 Term Lender that are not Extended 2023 Term Loans will remain as Initial Term Loans, and shall continue to be in effect and outstanding under the Amended Credit Agreement on the terms and conditions set forth therein. In the event the Initial Term Loans of any Extending 2023 Term Lender shall be part of more than one Borrowing as of the Amendment No. 1 Effective Date (immediately prior to the consummation of such conversion), such conversion shall be accomplished by means of each such Initial Term Loan that is part of any Borrowing converting into an Extended 2023 Term Loan of such Extending 2023 Term Lender in the same proportion as the aggregate principal amount set forth (or, as expressly provided above, deemed to be set forth) on Schedule 1(a) opposite the name of such Extending 2023 Term Lender bears to the aggregate principal amount of all the Initial Term Loans of such Extending 2023 Term Lender as of the Amendment No. 1 Effective Date (determined immediately prior to the consummation of such conversion). Upon any such conversion, each resulting Extended 2023 Term Loan shall, initially, be part of a Borrowing of the same Type as the Initial Term Loan from which it shall have been converted. The initial Interest Period applicable to each Borrowing of Extended 2023 Term Loans that are Eurodollar Loans shall end on the last day of the Interest Period applicable to the Borrowing of Initial Term Loans from which such Borrowing of Extended 2023 Term Loans has been converted. The Extended 2023 Term Loans of each Extending 2023 Term Lender may be repaid or prepaid in accordance with the provisions of the Amended Credit Agreement, but once repaid or prepaid may not be reborrowed. None of the transactions set forth in this paragraph shall be deemed to be a payment or prepayment of any Initial Term Loan.

(ii) The parties hereto acknowledge that the provisions of Section 2.15(a)(i) of the Credit Agreement will apply to the extension of the final scheduled maturity date of the Initial Term Loans effected hereby, with (A) each Initial Term Loan that has not been converted hereunder into an Extended 2023 Term Loan being a Loan of an “Existing Term Loan Class” with respect to such Extended 2023 Term Loan, (B) each Extending 2023 Term Lender constituting an “Extending Lender”, a “Term Lender” and a “Lender” under the Amended Credit Agreement for all purposes thereof, (C) each Extended 2023 Term Loan constituting an “Extended Term Loan”, a “Term Loan” and a “Loan” under the Amended Credit Agreement for all purposes thereof, (D) the Extended 2023 Term Loans constituting a single Extension Series and a separate Class of Term Loans from the Initial Term Loans under the Amended Credit Agreement for all purposes thereof and (E) the 2023 Term Loan Maturity Date shall constitute the “Maturity Date” with respect to the Extended 2023 Term Loans.

(iii) It is acknowledged and agreed that, notwithstanding that the Initial Term Loans made on the Closing Date were funded at 99.50% of the principal amount thereof, all calculations under this Amendment, the Amended Credit Agreement or any other Credit Document with respect to the Extended 2023 Term Loans, including the accrual of interest and the repayment or prepayment of principal, shall be based on 100% of the stated principal amount thereof.

(b) New 2023 Term Loans. (i) Subject to and upon the terms and conditions set forth herein and in the Amended Credit Agreement, each New 2023 Term Lender severally agrees, to make, on the Amendment No. 1 Effective Date, a New 2023 Term Loan to the Borrower, which New 2023 Term Loans (A) shall not exceed, for any New 2023 Term Lender, the 2023 Term Loan Commitment of such New 2023 Term Lender, (B) shall be made on the Amendment No. 1 Effective Date and shall be denominated in U.S. Dollars, (C) may at the option of the Borrower be incurred and maintained as, and/or converted into, ABR Loans or Eurodollar Loans, provided that (x) all New 2023 Term Loans made by each of the New 2023 Term Lenders pursuant to the same Borrowing shall, unless otherwise provided herein, consist entirely of New 2023 Term Loans of the same Type and (y) notwithstanding anything to the contrary in the Credit Agreement, on the Amendment No. 1 Effective Date the New 2023 Term Loans shall be allocated ratably to, and be of the same Type (and, in the case of Eurodollar Loans, have the same initial Interest Period as) each Borrowing of the Extended 2023 Term Loans, and (D) may be repaid or prepaid in accordance with the provisions of the Amended Credit Agreement, but once repaid or prepaid may not be reborrowed. It is understood and agreed that the New 2023 Term Loans made on the Amendment No. 1 Effective Date shall be funded at 99.75% of the principal amount thereof, and notwithstanding such discount all calculations hereunder with respect to the New 2023 Term Loans, including the accrual of interest and the repayment or prepayment of principal, shall be based on 100% of the stated principal amount thereof. The 2023 Term Loan Commitment of each New 2023 Term Lender shall automatically terminate upon the making of the New 2023 Term Loan by such New 2023 Term Lender on the Amendment No. 1 Effective Date or, if not previously terminated, at 5:00 p.m. (New York City time) on the Amendment No. 1 Effective Date.

(ii) The funding of the New 2023 Term Loans on the Amendment No. 1 Effective Date shall be made in the manner contemplated by Section 2.4 of the Amended Credit Agreement. On the Amendment No. 1 Effective Date, the Borrower shall apply all the proceeds of the New 2023 Term Loans (net of the original issue discount applicable thereto) to prepay pursuant to Section 5.1 of the Amended Credit Agreement the Initial Term Loans that have not been converted to the Extended 2023 Term Loans pursuant hereto.

(iii) The parties hereto acknowledge that the provisions of Section 2.14 of the Credit Agreement will apply to the establishment of the New 2023 Term Loans hereby, with (A) each New 2023 Term Lender constituting a “Term Lender” and a “Lender” under the Amended Credit Agreement for all purposes thereof, (B) each 2023 Term Loan Commitment constituting an “Incremental Term Loan Commitment” and a “Commitment” (and a separate Class thereof) under the Amended Credit Agreement for all purposes thereof, (C) each New 2023 Term Loan constituting an “Incremental Term Loan”, a “Term Loan” and a “Loan” under the Amended Credit Agreement for all purposes thereof and (D) the 2023 Term Loan Maturity Date shall constitute the “Incremental Term Loan Maturity Date” and the “Maturity Date” with respect to the New 2023 Term Loans.

(c) 2023 Term Loans Generally. Notwithstanding anything to the contrary in the Credit Agreement, (i) the Extended 2023 Term Loans and the New 2023 Term Loans shall constitute 2023 Term Loans and shall be part of the same Class for all purposes of the Amended Credit Agreement, (ii) the Extending 2023 Term Lenders and the New 2023 Term Lenders shall constitute 2023 Term Lenders and shall be part of the same Class for all purposes of the Amended Credit Agreement, (iii) the Extended 2023 Term Loans shall constitute an “Extended Term Loan Facility” and, together with the New 2023 Term Loans, a “Term Loan Facility” and a “Credit Facility”, under the Amended Credit Agreement for all purposes thereof and (iv) the New 2023 Term Loans shall constitute an “Incremental Term Loan Facility” and, together with the New 2023 Term Loans, a “Term Loan Facility” and a “Credit Facility”, under the Amended Credit Agreement for all purposes thereof.

SECTION 2. Revolving Credit Maturity Date Extension. The Borrower, each Revolving Credit Lender, the Swingline Lender and each Letter of Credit Issuer agree that, on the Amendment No. 1 Effective Date, the Revolving Credit Maturity Date shall be amended as set forth herein. For all purposes of the Amended Credit Agreement, the extension of the Revolving Credit Maturity Date as set forth herein shall not be deemed to be subject to the provisions of Section 2.15, and the Revolving Credit Commitments and Revolving Credit Loans of each Revolving Credit Lender shall continue to be in effect as such under the Amended Credit Agreement on the terms and conditions set forth therein (and, for the avoidance of doubt, shall not constitute Extended Revolving Credit Commitments or Extended Revolving Credit Loans).

SECTION 3. Amendments. Effective as of the Amendment No. 1 Effective Date:

(a) Section 1.1 of the Credit Agreement is hereby modified by adding the following definitions in the appropriate alphabetical order:

“2023 Term Lender” shall mean a Lender holding a 2023 Term Loan.

“2023 Term Loan Facility” shall mean the 2023 Term Loans.

“2023 Term Loan Maturity Date” shall mean August 18, 2023; provided that if such date is not a Business Day, the “2023 Term Loan Maturity Date” will be the Business Day immediately following such date.

“2023 Term Loan Repayment Amount” shall have the meaning provided in Section 2.5(b)(ii).

“2023 Term Loan Repayment Date” shall have the meaning provided in Section 2.5(b)(ii).

“2023 Term Loans” shall have the meaning provided in Amendment No.1.

“Amendment No. 1” shall mean the Amendment No. 1 dated as of August 18, 2016, to this Agreement, among the Administrative Agent, the Lenders party thereto, the Swingline Lender, the Letter of Credit Issuers, the Credit Parties, Holdings, Parent GPs and GP Entities.

“Amendment No. 1 Effective Date” shall have the meaning provided in Amendment No. 1.

(b) The definitions set forth below are hereby amended and restated in their entirety as follows:

“Maturity Date” shall mean the Initial Term Loan Maturity Date, the 2023 Term Loan Maturity Date, any Incremental Term Loan Maturity Date (other than with respect to any 2023 Term Loans), the Revolving Credit Maturity Date, any maturity date related to any Class of Extended Revolving Credit Commitments, any maturity date related to any Class of Additional/Replacement Revolving Credit Commitments, any maturity date related to any Class of Extended Term Loans (other than any 2023 Term Loans) or the Swingline Maturity Date, as applicable.

“Repayment Amount” shall mean any Initial Term Loan Repayment Amount, any 2023 Term Loan Repayment Amount, any Extended Term Loan Repayment Amount with respect to any Extension Series (other than in respect of any 2023 Term Loans) and the amount of any installment of Incremental Term Loans (other than any 2023 Term Loans) scheduled to be repaid on any date.

“Revolving Credit Maturity Date” shall mean August 18, 2021; provided that if such date is not a Business Day, the Revolving Credit Maturity Date will be the next Business Day immediately following such date.

(c) The definition of the term “ABR” set forth in Section 1.1 of the Credit Agreement is hereby amended to replace clause (d) thereof with the following:

“(d) (i) solely with respect to the Initial Term Loans and the 2023 Term Loans, 2.00% and (ii) for any other purpose, 1.00%”.

(d) The definition of the term “Applicable Margin” set forth in Section 1.1 of the Credit Agreement is hereby amended to replace the first paragraph of such definition and the table set forth therein with the following:

“Applicable Margin” shall mean a percentage per annum equal to (a) with respect to the Initial Term Loans, (i) for Eurodollar Loans, 2.75% and (ii) for ABR Loans, 1.75%, (b) with respect to the 2023 Term Loans, (i) for Eurodollar Loans, 3.00% and (ii) for ABR Loans 2.00% and (c) with respect to Revolving Credit Loans and Swingline Loans (it being understood that all Swingline Loans shall be ABR Loans), (i) from the Closing Date until the first Business Day that immediately follows the Initial Financial Statement Delivery Date, (A) for Eurodollar Loans, 2.75% and (B) for ABR Loans, 1.75% and (ii) thereafter, as set forth on the grid below, as determined by reference to the First Lien Secured Leverage Ratio, as set forth in the most recent officer’s certificate received by the Administrative Agent pursuant to Section 9.1(d):”

Pricing Level	First Lien Secured Leverage Ratio	Applicable Margin for Revolving Credit Loans that are Eurodollar Loans	Applicable Margin for Revolving Credit Loans that are ABR Loans and Swingline Loans
1	Greater than 2.25:1.00	3.00%	2.00%
2	Less than or equal to 2.25:1.00 but greater than 1.75:1.00	2.75%	1.75%
3	Less than or equal to 1.75:1.00	2.50%	1.50%

(e) The definition of the term “Borrowing” set forth in Section 1.1 of the Credit Agreement is hereby amended to replace clause (c) thereof with the following:

“(c) (i) the incurrence of one Type and Class of Incremental Term Loan on an Incremental Facility Closing Date (or resulting from conversions on a given date after the applicable Incremental Facility Closing Date) having, in the case of Eurodollar Loans, the same Interest Period (provided that ABR Loans incurred pursuant to Section 2.10(b) shall be considered part of any related Borrowing of Eurodollar Loans) or (ii) the Extended Term Loans of one Type and Class established on the same date pursuant to the same Extension Agreement (or resulting from conversions on a given date) and having, in the case of Eurodollar Loans, the same Interest Period (provided that ABR Loans incurred pursuant to Section 2.10(b) shall be considered part of any related Borrowing of Eurodollar Loans); provided that the 2023 Term Loans of one Type established on the Amendment No. 1 Effective Date pursuant to Amendment No. 1 (or resulting from conversions on a given date after the Amendment No. 1 Effective Date) and having, in the case of Eurodollar Loans, the same Interest Period shall be considered a Borrowing (provided that ABR Loans incurred pursuant to Section 2.10(b) shall be considered part of any related Borrowing of Eurodollar Loans),”.

(f) The definition of the term “Class” set forth in Section 1.1 of the Credit Agreement is hereby amended to add the following at the end thereof:

“Notwithstanding the foregoing, any Incremental Agreement or any Extension Agreement may provide that Incremental Term Loans or Extended Term Loans (or any Borrowing thereof) established thereunder may be part of the same Class as any Class of any then existing Term Loans (or as any Term Loans concurrently established pursuant to any Incremental Agreement or any Extension Agreement) (or any Borrowing thereof) that have the same terms (disregarding any differences in original issue discount or upfront fees if not affecting the fungibility thereof for U.S. federal income tax purposes) as such Incremental Term Loans or such Extended Term Loans.”

(g) The definition of the term “Credit Facility” set forth in Section 1.1 of the Credit Agreement is hereby amended to add the following at the end thereof:

“Notwithstanding the foregoing, any Incremental Agreement or any Extension Agreement may provide that Incremental Term Loans or Extended Term Loans of the same Class as any then existing Term Loans (or as any Term Loans concurrently established pursuant to any Incremental Agreement or any Extension Agreement) shall constitute a single Credit Facility.”

(h) The definition of the term “Eurodollar Rate” set forth in Section 1.1 of the Credit Agreement is hereby amended to replace the proviso set forth at the end thereof with the following:

“provided that (x) in the event the Eurodollar Rate for any Eurodollar Borrowing of Initial Term Loans or 2023 Term Loans determined in accordance with clause (a) above would be less than 1.00%, then the Eurodollar Rate for the applicable Eurodollar Borrowing of Initial Term Loans or 2023 Term Loans shall instead be 1.00%, and (y) in the event the Eurodollar Rate for any other purpose, determined as set forth above, shall be less than zero, then for such other purpose the Eurodollar Rate shall be deemed to be zero.”

(i) The definition of the term “Federal Funds Effective Rate” is hereby modified to add at the end thereof the following:

“; provided that if the Federal Funds Effective Rate, determined as set forth above, shall be less than zero, the Federal Funds Effective Rate shall be deemed to be zero”.

(j) The definition of the term “Term Loan Facility” set forth in Section 1.1 of the Credit Agreement is hereby amended to add the following at the end thereof:

“Notwithstanding the foregoing, any Incremental Agreement or any Extension Agreement may provide that Incremental Term Loans or Extended Term Loans of the same Class as any then existing Term Loans (or as any Term Loans concurrently established pursuant to any Incremental Agreement or any Extension Agreement) shall constitute a single Term Loan Facility.”

(k) Section 2.5(a) of the Credit Agreement is hereby amended to add “(x) on the 2023 Term Loan Maturity Date, all then outstanding 2023 Term Loans and (y)” after “(i)” therein.

(l) Section 2.5(b) of the Credit Agreement is hereby amended:

(i) to redesignate the first sentence thereof as subclause (i) thereof;

(ii) to insert “at any time after the Closing Date (including, for clarity, any such prepayments made on or prior to the Amendment No. 1 Effective Date)” immediately after “reduced by, and after giving effect to, any voluntary and mandatory prepayments made” in subclause (i) thereof; and

(iii) to insert subclause (ii) immediately after subclause (i) thereof as follows:

“(ii) The Borrower shall repay to the Administrative Agent, for the ratable benefit of the 2023 Term Lenders, on each date set forth below (each, a “2023 Term Loan Repayment Date”), a principal amount of the 2023 Term Loans (each such amount, a “2023 Term Loan Repayment Amount”) (as such principal amount may be reduced by, and after giving effect to, any voluntary and mandatory prepayments made in accordance with Section 5 or as contemplated by Section 2.15), in each case as set forth below opposite such 2023 Term Loan Repayment Date:

2023 Term Loan	2023 Term Loan Repayment
Repayment Date	Amount
September 30, 2016	$704,090.16
December 31, 2016	$704,090.16
March 31, 2017	$704,090.16
June 30, 2017	$704,090.16
September 30, 2017	$704,090.16
December 31, 2017	$704,090.16
March 31, 2018	$704,090.16
June 30, 2018	$704,090.16
September 30, 2018	$704,090.16
December 31, 2018	$704,090.16
March 31, 2019	$704,090.16
June 30, 2019	$704,090.16
September 30, 2019	$704,090.16
December 31, 2019	$704,090.16
March 31, 2020	$704,090.16
June 30, 2020	$704,090.16
September 30, 2020	$704,090.16
December 31, 2020	$704,090.16
March 31, 2021	$704,090.16
June 30, 2021	$704,090.16
September 30, 2021	$704,090.16
December 31, 2021	$704,090.16
March 31, 2022	$704,090.16
June 30, 2022	$704,090.16
September 30, 2022	$704,090.16
December 31, 2022	$704,090.16
March 31, 2023	$704,090.16
June 30, 2023	$704,090.16
2023 Term Loan Maturity Date	Balance of outstanding 2023 Term Loans

(m) Section 2.8(c) of the Credit Agreement is hereby amended to replace “the rate described in Sectionspect to Initial Term Loans” with “the higher of (x) the rate described in Section 2.8(a) with respect to Initial Term Loans or (y) the rate described in Section 2.8(a) with respect to 2023 Term Loans”.

(n) Section 2.9 of the Credit Agreement is hereby amended to delete the word “and” at the end of clause (iv) thereof, replace the period at the end of clause (v) thereof with “; and” and insert new clause (vi) as follows:

“(vi) the initial Interest Period for any Borrowing of Extended Term Loans or Extended Revolving Credit Loans of any Extension Series or any Incremental Term Loans may be as set forth in the applicable Extension Agreement or Incremental Agreement, as the case may be.”

(o) Section 2.10(c) of the Credit Agreement is hereby amended to add “or liquidity” after each reference to “capital adequacy”.

(p) Section 2.14 of the Credit Agreement is hereby amended:

(i) to restate paragraph (c)(i) thereof in its entirety as follows:

“The Incremental Term Loans (A) shall rank pari passu in right of payment and of security with the Initial Term Loans and the 2023 Term Loans, (B) shall be secured only by the Collateral, shall be borrowed only by the Borrower and shall be guaranteed only by the Guarantors, (C) shall not mature earlier than the later of (x) the Initial Term Loan Maturity Date and (y) the 2023 Term Loan Maturity Date, (D) shall not have a shorter Weighted Average Life to Maturity than the longer of (x) the then remaining Weighted Average Life to Maturity of the Initial Term Loan Facility or (y) the then remaining Weighted Average Life to Maturity of the 2023 Term Loan Facility, (E) shall have an amortization schedule (subject to clause (D) above), and interest rates (including through fixed interest rates), interest margins, rate floors, upfront fees, funding discounts and original issue discounts (subject to clause (d) below) and prepayment premiums for the Incremental Term Loans as determined by the Borrower and the lenders of the Incremental Term Loans and (F) may otherwise have terms and conditions different from those of the Initial Term Loans or the 2023 Term Loans; provided that (except with respect to matters contemplated by subclauses (C), (D) and (E) above) any differences shall be reasonably satisfactory to the Administrative Agent (it being understood that, to the extent that any financial maintenance covenant is added for the benefit of any Incremental Term Loan Facility, no consent shall be required from the Administrative Agent or any of the Lenders to the extent that such financial maintenance covenant is also added for the benefit of all Credit Facilities).”

(ii) to restate paragraph (d) thereof in its entirety as follows:

“Notwithstanding Sections 2.14(c)(i) and 2.14(c)(iii), in the event that the interest rate margins for any Incremental Term Loan Facility or Additional/Replacement Revolving Credit Commitments are higher than the interest rate margins for the Initial Term Loan Facility or the 2023 Term Loan Facility (in the case of an Incremental Term Loan Facility) or the Revolving Credit Facility (in the case of an Additional/Replacement Revolving Credit Commitment) by more than (in either case) 50 basis points, then the Applicable Margin for the Initial Term Loan Facility, the 2023 Term Loan Facility or the Revolving Credit Facility, as the case may be, shall be increased to the extent necessary so that the applicable interest rate margins equal the interest rate margins for such Incremental Term Loan Facility or such Additional/Replacement Revolving Credit Commitments, as the case may be, minus 50 basis points; provided, further, that, in determining the interest rate margins applicable to any Incremental Term Loan Facility, the Initial Term Loan Facility and the 2023 Term Loan Facility or any Additional/Replacement Revolving Credit Commitments and the Revolving Credit Facility (x) OID or upfront fees (which shall be deemed to constitute like amounts of OID) payable by the Borrower to the Lenders under such Incremental Term Loan Facility, the Initial Term Loan Facility, the 2023 Term Loan Facility or such Additional/Replacement Revolving Credit Commitment or the Revolving Credit Facility, as the case may be, in the initial primary syndication thereof shall be included as additional interest (with OID or upfront fees being equated to interest based on assumed four-year life to maturity and assuming that such Additional/Replacement Revolving Credit Commitments and the Revolving Credit Facility were fully drawn), (y) customary arrangement or commitment fees payable to any of the Joint Lead Arrangers and/or the Joint Bookrunners (or their respective Affiliates) in connection with the Initial Term Loan Facility, the 2023 Term Loan Facility or the Revolving Credit Facility or to one or more arrangers or bookrunners (or their Affiliates) of any Incremental Term Loan Facility or any Additional/Replacement Revolving Credit Commitment shall be excluded and (z) (1) with respect to the Initial Term Loan Facility or the 2023 Term Loan Facility, to the extent that the Eurodollar Rate for a three month interest period on the closing date of any such Incremental Term Loan Facility is less than 1.0% per annum, the amount of such difference shall be deemed added to the Applicable Margin for the Initial Term Loans or the 2023 Term Loans, as applicable, solely for the purpose of determining whether an increase in the Applicable Margin for the Initial Term Loans or the 2023 Term Loans, as applicable, shall be required, and (2) with respect to the Incremental Term Loan Facility or Additional/Replacement Revolving Credit Commitments, to the extent that the Eurodollar Rate for a three month interest period on the closing date of any such Incremental Term Loan Facility or Additional/Replacement Revolving Credit Commitment is less than the interest rate floor, if any, applicable to any such Incremental Term Loan Facility or Additional/Replacement Revolving Credit Commitment, the amount of such difference shall be deemed added to the interest rate margins for the Loans under the Incremental Term Loan Facility or Additional/Replacement Revolving Credit Commitment solely for the purpose of determining whether an increase in the Applicable Margin for the Initial Term Loans, the 2023 Term Loans or the Revolving Loans shall be required. Solely for purposes of this Section 2.14(d), the original issue discount or upfront fees applicable to any 2023 Term Loans shall be deemed to be 25 basis points.”

(q) Section 5.1(b) of the Credit Agreement is hereby amended to insert “(or, solely with respect to the 2023 Term Loan Facility, the date that is six months after the Amendment No. 1 Effective Date)” after “the Closing Date”.

(r) Section 13.1 of the Credit Agreement is hereby amended to add “or any scheduled 2023 Term Loan Repayment Date” after “extend any scheduled Initial Term Loan Repayment Date” in clause (i) of the first proviso therein.

SECTION 4. Conditions to Effectiveness of Amendment No. 1. This Amendment shall become effective on the first date (the “Amendment No. 1 Effective Date”) on which the following conditions shall have been satisfied or waived:

(a) The Administrative Agent shall have received counterparts of this Amendment executed by (i) each Credit Party, (ii) each Holdings, (iii) each Parent GP, (iv) each GP Entity, (v) the Administrative Agent, (vi) each Revolving Credit Lender, the Swingline Lender and each Letter of Credit Issuer, (vii) each New 2023 Term Lender and (viii) each Extending 2023 Term Lender (or by the Administrative Agent on behalf of, and pursuant to a written authorization of, each Extending 2023 Term Lender).

(b) The Administrative Agent shall have received evidence that all fees previously agreed in writing among the Borrower and the Arranger in respect of this Amendment, and all reasonable out-of-pocket expenses of the Administrative Agent (including the reasonable fees, disbursements and other charges of Cravath, Swaine & Moore LLP) payable by the Borrower for which invoices have been presented at least one Business Day prior to the Amendment No. 1 Effective Date, shall have been paid by the Borrower.

(c) The Administrative Agent shall have received payment in immediately available funds from or on behalf of the Borrower, for the account of (i) each Revolving Credit Lender that has executed and delivered a counterpart of this Amendment, (ii) each Extending 2023 Term Lender (other than Goldman Sachs) that has executed and delivered an Extension Election in the form previously made available to the Initial Term Lenders, in each case, at or prior to 4:00 p.m., New York City time, on August, 9, 2016, and (iii) Goldman Sachs, an upfront fee (the “Upfront Fee”) in an amount equal to (x) in the case of a Revolving Credit Lender, 0.25% of such Lender’s Revolving Credit Commitments and (y) in the case of an Extending 2023 Term Lender (including Goldman Sachs), 0.25% of such Lender’s Initial Term Loans that are to be converted into Extended 2023 Term Loans pursuant hereto.

(d) The Administrative Agent shall have received a Notice of Borrowing for the New 2023 Term Loans to be made on the Amendment No. 1 Effective Date, setting forth the information specified in Section 2.3 of the Credit Agreement, with such modifications thereto as shall be reasonably satisfactory to the Administrative Agent. The Administrative Agent shall have received a notice of prepayment with respect to prepayment of the Initial Term Loans as contemplated by Section 1(b) hereof, and substantially concurrently with the funding of the New 2023 Term Loans on the Amendment No. 1 Effective Date, the Borrower shall have prepaid the Initial Term Loans as so contemplated.

(e) The Administrative Agent shall have received favorable written opinions of Simpson Thacher & Bartlett LLP, counsel to Holdings, the Borrower, Holdings, the Parent GPs and the Borrower’s Subsidiaries, and Sidley Austin LLP, special Illinois counsel to Holdings and the Borrower, each dated the Amendment No. 1 Effective Date and addressed to the Arranger, the Administrative Agent, the Extending 2023 Term Lenders, the New 2023 Term Lenders, the Revolving Credit Lenders, the Swingline Lender and the Letter of Credit Issuers and in form and substance reasonably satisfactory to the Administrative Agent and including opinions as to the matters required to be covered thereby under Section 2.15(c) of the Credit Agreement. The Borrower hereby instructs its counsel to deliver such opinion to the Arranger, the Administrative Agent, the Extending 2023 Term Lenders, the New 2023 Term Lenders, the Revolving Credit Lenders, the Swingline Lender and the Letter of Credit Issuers.

(f) The Administrative Agent shall have received a certificate from the Borrower, dated the Amendment No. 1 Effective Date and executed by an Authorized Officer of the Borrower, which shall certify that, as of the Amendment No. 1 Effective Date, at the time of and after giving effect to the transactions contemplated hereby, (i) no Default or Event of Default shall have occurred and be continuing, and (ii) all representations and warranties made by any Credit Party (and Holdings, each Parent GP and each GP Entity that is a party to any of the Credit Documents) contained in Section 8 of the Credit Agreement or in the other Credit Documents (including this Amendment) shall be true and correct in all material respects (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in Section 8.9(a) of the Credit Agreement shall be deemed to refer to the most recent annual and quarterly Section 9.1 Financials then delivered pursuant to the Credit Agreement; provided that the words “Closing Date” as set forth in Sections 8.8, 8.10, 8.15(a) and 8.17 of the Credit Agreement shall be deemed to refer to the Amendment No. 1 Effective Date); provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on the Amendment No. 1 Effective Date or on such earlier date, as the case may be (after giving effect to such qualification).

(g) The Administrative Agent shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the applicable governing body of each Person that is a Credit Party as of the Amendment No. 1 Effective Date and of Holdings, each Parent GP and each GP Entity that is a party to any of the Credit Documents (or a duly authorized committee thereof) authorizing (i) the execution, delivery and performance of this Amendment and (ii) in the case of the Borrower, the extensions of credit contemplated under this Amendment.

(h) The Administrative Agent shall have received true and complete copies of (i) the Organizational Documents of each Person that is a Credit Party as of the Amendment No. 1 Effective Date and of Holdings, each Parent GP and each GP Entity that is a party to any of the Credit Documents and (ii) such other documents and certifications, each dated as of, or where applicable as of a recent date prior to, the Amendment No. 1 Effective Date, as the Administrative Agent may reasonably require to evidence that each such Person is duly organized or formed, validly existing, in good standing and qualified to engage in business in the State of such Person’s organization or formation, as applicable, and other customary matters; provided that in the case of (i) the Organizational Documents and (ii) the incumbency and specimen signatures of the officers executing this Amendment and the other documents required to be provided to the Administrative Agent on the Amendment No. 1 Effective Date as provided for herein, of each of the Credit Parties, Holdings, Parent GPs and GP Entities, a certificate certifying that there has been no change to the Organizational Documents and the incumbency and specimen signature of each such officer included in the closing certificates provided on the Closing Date shall be deemed to satisfy this condition with respect to such matters.

(i) The Administrative Agent shall have received a certificate from the chief financial officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, demonstrating that after giving effect to the consummation of this Amendment, the Borrower and its Subsidiaries, on a consolidated basis, are Solvent.

(j) The Administrative Agent and the Arranger shall have received at least three Business Days prior to the Amendment No. 1 Effective Date all documentation and other information concerning the Credit Parties, Holdings, Parent GPs and GP Entities that has been reasonably requested in writing at least three Business Days prior to the Amendment No. 1 Effective Date by the Administrative Agent or the Arranger (on behalf of itself and/or any Extending 2023 Term Lender, New 2023 Term Lender or Revolving Credit Lender) and that the Administrative Agent or the Arranger reasonably determine is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act.

SECTION 5. Reaffirmation of Obligations. Each Credit Party, Holdings, Parent GP and GP Entity hereby unconditionally and irrevocably (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents (including the Credit Agreement as amended hereby) to which it is a party (or to which another Credit Party, Holdings, Parent GP or GP Entity is party on such Person’s behalf), (b) ratifies and reaffirms each grant of a Lien on, or security interest in, its property made pursuant to the Credit Documents to which it is a party (or to which another Credit Party, Holdings, Parent GP or GP Entity is party on such Person’s behalf) and confirms that such Liens and security interests continue to have full force and effect at law following the effectiveness of this Amendment to secure the Obligations (including any Obligations in respect of the 2023 Term Loans), subject to the terms thereof, and (c) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations (including any Obligations in respect of the 2023 Term Loans) pursuant to the Guarantee and confirms that the Guarantee continues to have full force and effect at law, notwithstanding this Amendment.

SECTION 6. Representations and Warranties. The Credit Parties, Holdings, Parent GPs and GP Entities hereby represent and warrant, on the Amendment No. 1 Effective Date (before and after giving effect to the effectiveness of this Amendment) that:

(a) no Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Amendment;

(b) all representations and warranties made by any Credit Party (and Holdings, each Parent GP and each GP Entity that is a party to any of the Credit Documents) contained in Section 8 of the Credit Agreement or in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Amendment No. 1 Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in Section 8.9(a) of the Credit Agreement shall be deemed to refer to the most recent annual and quarterly Section 9.1 Financials then delivered pursuant to the Credit Agreement; provided that the words “Closing Date” as set forth in Sections 8.8, 8.10, 8.15(a) and 8.17 of the Credit Agreement shall be deemed to refer to the Amendment No. 1 Effective Date); provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on the Amendment No. 1 Effective Date or on such earlier date, as the case may be (after giving effect to such qualification); and

(c) this Amendment has been duly authorized, executed and delivered by each Credit Party, Holdings, Parent GP and GP Entity, and this Amendment constitutes a legal, valid and binding obligation of each Credit Party, Holdings, Parent GP and GP Entity, enforceable against each Credit Party, Holdings, Parent GP and GP Entity in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity.

SECTION 7. Reference to and Effect on the Credit Agreement and the Credit Documents. (a) This Amendment constitutes a Credit Document. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed (it being acknowledged and agreed that (i) all interest and fees accrued under the Credit Agreement in respect of (x) the Revolving Credit Facility (including in respect of Revolving Credit Loans, Swingline Loans and Letter of Credit Fees) or (y) any Initial Term Loans converted into Extended 2023 Term Loans pursuant hereto in respect of periods prior to the Amendment No. 1 Effective Date shall have accrued at the rates specified in the Credit Agreement prior to its amendment by this Amendment, and shall be payable at the times provided in the Credit Agreement, and (ii) from and after the Amendment No. 1 Effective Date, all interest and fees accruing under the Amended Credit Agreement in respect of the Revolving Credit Facility (including in respect of Revolving Credit Loans, Swingline Loans and Letter of Credit Fees) or the 2023 Term Loans shall accrue at the rates specified herein). Without limiting the generality of the foregoing, the Security Documents executed prior to the Amendment No. 1 Effective Date and all of the Collateral described therein do and shall continue in full force and effect to secure where they purport to do so the payment of all Obligations of the Credit Parties, Holdings, Parent GPs and GP Entities under the Credit Documents, in each case as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent, any Lender, the Swingline Lender or any Letter of Credit Issuer under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

SECTION 8. Costs and Expenses. The Borrower agrees to pay all reasonable and documented or invoiced out-of-pocket costs and reasonable expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby, including the reasonable fees, disbursements and other charges of Cravath, Swaine & Moore LLP (counsel to the Administrative Agent) in accordance with Section 13.5 of the Credit Agreement.

SECTION 9. Term Loan Extension Request and Incremental Facility Request. This Amendment shall constitute (a) a Term Loan Extension Request under Section 2.15(a)(i) of the Credit Agreement pursuant to which the Borrower has provided written notice to the Administrative Agent setting forth the proposed terms of the Extended 2023 Term Loans and (b) a written notice by the Borrower delivered to the Administrative Agent requesting an Incremental Term Loan under Section 2.14(a) of the Credit Agreement.

SECTION 10. Consent to Master Assignment and Acceptance. The Borrower hereby consents to (a) the sales, assignments, purchases and assumptions set forth in the Master Assignment and Acceptance and (b) the sale and assignment by Goldman Sachs to each Assigning Term Lender, and the purchase and assumption by each Assigning Term Lender (or a specified Affiliate thereof, which may be a separate fund) from Goldman Sachs, of Extended 2023 Term Loans as contemplated by the introductory paragraphs hereto.

SECTION 11. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission (i.e., a “pdf” or “tif”)), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 12. No Novation. The Credit Parties have requested, and the Lenders party hereto have agreed, that the Credit Agreement be, effective from the Amendment No. 1 Effective Date, amended as set forth herein. Such amendment shall not constitute a novation of any indebtedness or other obligations owing to the Lenders, the Swingline Lender, any Letter of Credit Issuer, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Credit Document.

SECTION 13. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 14. Tax Matters. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 1 Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders party hereto hereby authorize the Administrative Agent to treat) the 2023 Term Loans and the Revolving Credit Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

SECTION 15. Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

(a) Notwithstanding anything to the contrary in this Amendment or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under this Amendment, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(i) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(ii) the effects of any Bail-in Action on any such liability, including, if applicable:

(a) a reduction in full or in part or cancellation of any such liability;

(b) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement; or

(c) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

(b) The following terms shall for purposes of this Section have the meanings set forth below:

“Bail-In Action” shall mean, as to any EEA Financial Institution, the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of such EEA Financial Institution.

“Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) above or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clause (a) or (b) above and is subject to consolidated supervision with its parent.

“EEA Member Country” shall mean any member state of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GROSVENOR CAPITAL
MANAGEMENT HOLDINGS, LLLP,

by GCMH GP, L.L.C., its General Partner
by Grosvenor Holdings, L.L.C., its Sole Manager

By:	/s/ Burke J. Montgomery
Name: Burke J. Montgomery
Title: Assistant Secretary

[Signature page to Amendment No. 1]

GCMH GP, L.L.C.,

by Grosvenor Holdings, L.L.C., its Sole Manager

By:	/s/ Burke J. Montgomery
Name: Burke J. Montgomery
Title: Assistant Secretary

[Signature page to Amendment No. 1]

GCM, L.L.C.,

by Grosvenor Holdings, L.L.C., its Sole Manager

By:	/s/ Burke J. Montgomery
Name: Burke J. Montgomery
Title: Assistant Secretary

[Signature page to Amendment No. 1]

CFIG HOLDINGS, LLC,

by Grosvenor Capital Management Holdings; LLLP, its Managing Member

By:	/s/ Burke J. Montgomery
Name: Burke J. Montgomery
Title: Assistant Secretary

[Signature page to Amendment No. 1]

CFIG EQUITY VENTURES (MI), LLC,

by CIFG Holdings, LLC, its Managing Member
by Grosvenor Capital Management Holdings, LLLP, its Managing Member

By:	/s/ Burke J. Montgomery
Name: Burke J. Montgomery
Title: Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1]

CFIG ADVISORS, LLC,

by CIFG Holdings, LLC, its Managing Member
by Grosvenor Capital Management Holdings, LLLP, its Managing Member

By:	/s/ Burke J. Montgomery
Name: Burke J. Montgomery
Title: Assistant Secretary

[Signature page to Amendment No. 1]

CFIG NPS GP, LLC,

by CIFG Holdings, LLC, its Managing Member
by Grosvenor Capital Management Holdings, LLLP, its Managing Member

By:	/s/ Burke J. Montgomery
Name: Burke J. Montgomery
Title: Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1]

CFIG PEP I, LLC,

by CIFG Holdings, LLC, its Managing Member
by Grosvenor Capital Management Holdings, LLLP, its Managing Member

By:	/s/ Burke J. Montgomery
Name: Burke J. Montgomery
Title: Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1]

GROSVENOR HOLDINGS, LLC,

By:	/s/ Burke J. Montgomery
Name: Burke J. Montgomery
Title: Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1]

GROSVENOR HOLDINGS II, LLC,

By:	/s/ Burke J. Montgomery
Name: Burke J. Montgomery
Title: Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1]

GROSVENOR CAPITAL MANAGEMENT, LP,

By:	/s/ Burke J. Montgomery
Name: Burke J. Montgomery
Title: General Counsel

[SIGNATURE PAGE TO AMENDMENT NO. 1]

GCM CUSTOMIZED FUND INVESTMENT GROUP, L.P.,

By:	/s/ Burke J. Montgomery
Name: Burke J. Montgomery
Title: Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1]

GROSVENOR SOFTWARE, LLC,

By:	/s/ Burke J. Montgomery
Name: Burke J. Montgomery
Title: Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1]

GCM FIDUCIARY SERVICES, LLC,

By:	/s/ Burke J. Montgomery
Name: Burke J. Montgomery
Title: Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1]

MPE, L.P.,

by CIFG Holdings, LLC, its General Partner
by Grosvenor Capital Management Holdings, LLLP, its Managing Member

By:	/s/ Burke J. Montgomery
Name: Burke J. Montgomery
Title: Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1]

DIVERSIFIED ASSOCIATES II, L.P.,

by CIFG Holdings, LLC, its General Partner
by Grosvenor Capital Management Holdings, LLLP, its Managing Member

By:	/s/ Burke J. Montgomery
Name: Burke J. Montgomery
Title: Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1]

PEP II, L.P.,

by CIFG Holdings, LLC, its General Partner
by Grosvenor Capital Management Holdings, LLLP, its Managing Member

By:	/s/ Burke J. Montgomery
Name: Burke J. Montgomery
Title: Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1]

CFIG FUND PARTNERS, L.P. (F/K/A DLJ FUND PARTNERS, L.P.),

by CIFG Holdings, LLC, its General Partner
by Grosvenor Capital Management Holdings, LLLP, its Managing Member

By:	/s/ Burke J. Montgomery
Name: Burke J. Montgomery
Title: Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1]

CFIG FUND PARTNERS II, L.P. (F/K/A DLJ FUND PARTNERS II, L.P.),

by CIFG Holdings, LLC, its General Partner
by Grosvenor Capital Management Holdings, LLLP, its Managing Member

By:	/s/ Burke J. Montgomery
Name: Burke J. Montgomery
Title: Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1]

CFIG FUND PARTNERS III, L.P. (F/K/A DLJ FUND PARTNERS III, L.P.),

by CIFG Holdings, LLC, its General Partner
by Grosvenor Capital Management Holdings, LLLP, its Managing Member

By:	/s/ Burke J. Montgomery
Name: Burke J. Montgomery
Title: Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1]

CFIG DIVERSIFIED PARTNERS III, INC. (F/K/A DLJ DIVERSIFIED PARTNERS III, INC.),

by CIFG Holdings, LLC, its Sole Shareholder
by Grosvenor Capital Management Holdings, LLLP, its Managing Member

By:	/s/ Burke J. Montgomery
Name: Burke J. Montgomery
Title: Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1]

CFIG PARTNERS LF, LLC,

by CIFG Holdings, LLC, its Managing Member
by Grosvenor Capital Management Holdings, LLLP, its Managing Member

By:	/s/ Burke J. Montgomery
Name: Burke J. Montgomery
Title: Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1]

GOLDMAN SACHS BANK USA, individually and as Administrative Agent, Collateral Agent and Swingline Lender

by:	/s/ Douglas Tansey
Name: Douglas Tansey
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1]

EACH EXTENDING 2023 TERM LENDER SET FORTH ON SCHEDULE 1(a) HERETO, BY GOLDMAN SACHS BANK USA, AS ADMINISTRATIVE AGENT, PURSUANT TO THE EXPRESS AUTHORIZATION GRANTED TO THE ADMINISTR ● VE AGENT BY EACH

SUCH EXTENDING 2023 TERM LENDER

by:	/s/ Douglas Tansey
Name: Douglas Tansey
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 ]

REVOLVING CREDIT LENDER

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

CREDIT AGREEMENT OF

GROSVENOR CAPITAL MANAGEMENT HOLDINGS, LLLP

GOLDMAN SACHS BANK USA, as Lender

by:	/s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 ]

EXHIBIT II

REVOLVING CREDIT LENDER

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

CREDIT AGREEMENT OF

GROSVENOR CAPITAL MANAGEMENT HOLDINGS, LLLP

BANK OF MONTREAL, CHICAGO BRANCH, (executing in its capacity as an existing Letter of Credit Issuer):

by:	/s/ Nicholas Buckingham
Name: Nicholas Buckingham
Title: Vice President

For any Lender requiring a second signature block:

by
Name
Title:

EXHIBIT II

REVOLVING CREDIT LENDER

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

CREDIT AGREEMENT OF

GROSVENOR CAPITAL MANAGEMENT HOLDINGS, LLLP

BMO HARRIS BANK N.A., (executing both in its capacity as a Lender and as a Letter of Credit Issuer):

by	/s/ Nicholas Buckingham
Name: Nicholas Buckingham
Title: Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

REVOLVING CREDIT LENDER

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

CREDIT AGREEMENT OF

GROSVENOR CAPITAL MANAGEMENT HOLDINGS, LLLP

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

by	/s/ Judith Smith
Name: JUDITH SMITH
Title: AUTHORIZED SIGNATORY

by	/s/ Max Wallins
Name Max Wallins
Title: Authorized Signatory

EXHIBIT II

REVOLVING CREDIT LENDER

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

CREDIT AGREEMENT OF

GROSVENOR CAPITAL MANAGEMENT HOLDINGS, LLLP

Name of Lender (with each Lender that is also a Letter of Credit Issuer executing both in its capacity as a Lender and as a Letter of Credit Issuer):

by	/s/ Jay Cyr
Name: Jay Cyr
Title: Vice President J.P. Morgan
Lender: JPMorgan Chase Bank N.A.

For any Lender requiring a second signature block:

by
Name:
Title: